UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 1, 2009
Date of Report (Date of earliest event reported)
Kansas City Southern de México, S.A. de C.V.
(Exact Name of Registrant as Specified in Its Charter)

Mexico	333-08322	N/A
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
Montes Urales 625
Lomas de Chapultepec
11000 México, D.F.
México
(Address of Principal Executive Offices)
+ (5255) 9178-5836
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
Effective September 1, 2009, William H. Nolen, former Senior Vice President-Operations of Kansas City Southern de México, S.A. de C.V. (the “Company”), a wholly-owned subsidiary of Kansas City Southern (the “Parent”), accepted a reassignment to the position of executive representative for an affiliate of the Company. As a result of this reassignment, Mr. Nolen no longer serves as the principal operating officer of the Company.
(c)
Oscar Del Cueto, age 43, was promoted effective September 1, 2009, from Vice President-Transportation of the Company to Vice President-Operations of the Company. In this capacity, Mr. Del Cueto will serve as the principal operating officer of the Company.
Mr. Del Cueto joined the Company in 1997 and served in a number of transportation positions at the Company. In November 2004, he became a General Yard Superintendent for the Company and held this position through April 2005. Mr. Del Cueto worked as the Operations Director for another company in Mexico called Store and Logistic from May 2005 through April 2006. During his tenure at Shore and Logistic, Mr. Del Cueto was responsible for the general operations of Store and Logistics’s cross dock and for the coordination of the loading of train car cargo into trucks. He then returned to the Company and from May 2006 through September 2007, Mr. Del Cueto served as the Company’s Assistant Vice President-Transportation. Mr. Del Cueto served is his prior position as Vice-President-Transportation since October 2007.
There is no family relationship between Mr. Del Cueto and any director or executive officer of the Company. There was no arrangement or understanding between Mr. Del Cueto and any other person pursuant to which Mr. Del Cueto was appointed as Vice President-Operations of the Company. There are no transactions between Mr. Del Cueto and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
Mr. Del Cueto is party to an employment agreement containing terms similar to those of other executives of the Company. Mr. Del Cueto has agreed in the employment agreement to maintain the confidentiality of the Company’s confidential commercial and operational information.
The foregoing discussion of Mr. Del Cueto’s employment agreement is qualified in its entirety by the terms of the English translation of his employment contract, which is filed herewith as Exhibit 10.1 and is hereby incorporated by reference herein.
A news release, issued by the Parent on August 24, 2009, discusses this change in operations management and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d)
Exhibit 10.1. English translation of Individual Labor Agreement for an Indefinite Term, dated March 15, 2006, between the Company and Oscar Del Cueto is attached hereto as Exhibit 10.1.
Exhibit 99.1 News Release, dated August 24, 2009, issued by the Parent and entitled “Kansas City Southern Announces Operating Changes to Strengthen Crossborder Network.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern de México, S.A. de C.V.
September 8, 2009	By:	/s/ Mary K. Stadler
		Name:	Mary K. Stadler
		Title:	Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
Exhibit 10.1.	English translation of Individual Labor Agreement for an Indefinite Term, dated March 15, 2006, between the Company and Oscar Del Cueto is attached hereto as Exhibit 10.1.

Exhibit 99.1	News Release, dated August 24, 2009, issued by the Parent and entitled “Kansas City Southern Announces Operating Changes to Strengthen Crossborder Network.”